UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08025

GLOBAL INCOME FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Global Income Fund, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of Fiscal Year End: 12/31

Date of Reporting Period: 9/30/09

Item 1.  Schedule of Investments

GLOBAL INCOME FUND, INC. SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2009 (Unaudited)

Debt Securities (56.36%)
Principal Amount (a)			Value
		Australia (6.07%)
$1,000,000		National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 (b)	$ 1,049,248
500,000	AUD	Telstra Corp. Ltd., 6.25% Senior Notes due 4/15/15	425,946
500,000	AUD	Telstra Corp. Ltd., 7.25% Senior Notes due 11/15/12 (b)	453,053
			1,928,247

		Austria (4.84%)
1,000,000	EUR	Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11	1,539,154

		Canada (8.19%)
1,000,000	CAD	HSBC Financial Corp. Ltd., 4.00% Medium Term Notes, due 5/03/10	944,666
500,000	CAD	Molson Coors Cap, 5.00% Guaranteed Notes, due 9/22/15 (b)	482,563
1,350,000	AUD	Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12 (b)	1,174,835
			2,602,064

		Cyprus (2.38%)
500,000	EUR	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14	755,283

		France (4.61%)
1,000,000	EUR	Societe Nationale des Chemins de Fer Francais, 4.625% Euro Medium Term Notes, due 10/25/09	1,465,071

		Germany (2.58%)
500,000	GBP	RWE Finance B.V., 4.625% Notes, due 8/17/10	819,602

		Hungary (2.32%)
500,000	EUR	Republic of Hungary, 4.00% Bonds, due 9/27/10	736,840

		Mexico (3.28%)
1,000,000		United Mexican States, 5.625% Notes, due 1/15/17 (b)	1,043,000

		Netherlands (11.80%)
500,000	EUR	Heineken N.V., 4.375% Notes, due 2/04/10	737,282
1,000,000	EUR	ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12	1,533,286
1,000,000	EUR	Rabobank Nederland, 3.125% Senior Notes, due 7/19/10	1,480,604
			3,751,172

		South Korea (1.66%)
500,000		Korea Development Bank, 5.75% Notes, due 9/10/13 (b)	527,424

		United Kingdom (7.82%)
1,000,000		National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 (b)	1,000,000
1,000,000	EUR	Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10 (b)	1,487,037
			2,487,037

		United States (.81%)
307,021		CIT RV Trust 1998-A B , 6.29% Subordinated Bonds, due 1/15/17 (b)	257,832

		Total debt securities (cost: $16,318,783)	17,912,726

Closed End Funds (32.39%)
Shares		United States (32.39%)
30,000		American Select Portfolio, Inc.	340,800
65,000		American Strategic Income Portfolio II	664,950
104,900		BlackRock Income Trust, Inc.	695,487
97,708		Cohen & Steers Advantage Income Realty Fund, Inc.	577,454
16,161		Dreman/Claymore Dividend & Income Fund	225,608
23,150		DWS Dreman Value Income Edge Fund, Inc.	258,817
20,000		DWS Multi-Market Income Trust	165,000
369,929		DWS RREEF Real Estate Fund II, Inc.	325,538
40,587		Evergreen Multi-Sector Income Fund (b)	579,176
54,000		Gabelli Dividend & Income Trust (b)	669,060
51,336		Helios Advantage Income Fund, Inc.	324,957
20,000		Helios High Income Fund, Inc.	151,800
111,016		Highland Credit Strategies Fund	704,952
76,456		John Hancock Patriot Premium Dividend Fund II	745,446
150,000		Nuveen Multi-Strategy Income and Growth Fund	1,036,500
135,000		Nuveen Multi-Strategy Income and Growth Fund 2	973,350
59,477		RMR Real Estate Fund	1,153,854
57,750		Western Asset Worldwide Income Fund, Inc.	701,662

		Total closed end funds (cost: $10,246,882)	10,294,411

Common Stocks (4.63%)
		United States (4.63%)
65,000		Ares Capital Corp.	716,300
18,900		GSC Investment Corp.	67,095
95,000		NGP Capital Resources Co.	689,700

		Total common stocks (cost: $ 1,309,455)	1,473,095

Preferred Stocks (1.97%)
		United States (1.97%)
4,000		BAC Capital Trust II, 7.00%	84,880
25,000		Corporate-Backed Trust Certificates, 8.20% (Motorola)	540,250

		Total preferred stocks (cost: $725,000)	625,130

Money Market Fund (4.26%)
1,355,396		SSgA Money Market Fund, 0.07% (cost: $1,355,396) (c)	1,355,396

Total investments (cost: $29,955,516) (99.61%)			31,660,758

Other assets in excess of liabilities (0.39%)			124,665

Net assets (100.00%)			$ 31,785,423

(a) The principal amount is stated in U.S. dollars unless otherwise indicated.
(b) Fully or partially pledged as collateral on bank credit facility. As of September 30, 2009, the value of investments pledged as collateral was $7,648,477.
(c) Rate represents the 7-day annualized yield at September 30, 2009.

Currency Abbreviations
AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euros
GBP - British Pound

Notes to Schedule of Portfolio Investments (Unaudited):

Valuation of Investments

Securities traded primarily on a U.S. national securities exchange ("USNSE"), are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. ET unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in such case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over-the-counter markets that are not also traded on a USNSE or Nasdaq are valued at the mean between the last bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes in to consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. Open end investment companies are valued at their net asset value.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund's Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for the securities existed and these differences could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Debt securities	$ -	$17,912,726	$ -	$ 17,912,726
Closed end funds	10,294,411	-	-	10,294,411
Common stocks	1,473,095	-	-	1,473,095
Preferred stocks	625,130	-	-	625,130
Money market funds	1,355,396	-	-	1,355,396
Total	$ 13,748,032	$17,912,726	$ -	$ 31,660,758

Cost for Federal Income Tax Purposes

The cost of investments for federal income tax purposes is $29,955,516 and net unrealized appreciation is $1,705,242 comprised of aggregate gross unrealized appreciation and depreciation of $3,595,048 and $1,889,806, respectively.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

By: /s/Thomas B. Winmill
Thomas B. Winmill, President

Date: November 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas B. Winmill
Thomas B. Winmill, President

Date: November 17, 2009

By: /s/Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 17, 2009

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)